EXHIBIT 1.01(a)
                                                                ---------------


                               PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of March 27, 2007 between DUANE READE HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), and OHCP DR CO-INVESTORS 2007, LLC, a Delaware limited liability company (the "PURCHASER").

        WHEREAS, Duane Reade, a New York general partnership and an indirect, wholly-owned subsidiary of the Company, has entered into that certain Contract of Sale, dated February 14, 2007, by and between Duane Reade and Gristede's Food, Inc. (the "GRISTEDES AGREEMENT") pursuant to which it has agreed to acquire certain leases covering premises located in the Borough of Manhattan, New York, New York; and

        WHEREAS, the Company desires to finance the acquisition of certain store leases pursuant to the Gristedes Agreement, pay down the revolving credit facility of the Company and certain of its subsidiaries and fund certain discretionary capital expenditures (the "FINANCING"); and

        WHEREAS, in order to effect the Financing, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desire to acquire from the Company (the "TRANSACTION"): (i) up to Five Hundred Twenty-Five Thousand Three Hundred and Thirty-Four (525,334) shares (the "SHARES") of the Company's Series A Redeemable Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"), and (ii) warrants (the "WARRANTS") exercisable initially to purchase an aggregate of up to Three Hundred Eighty-Four Thousand One Hundred and Seventy-Four (384,174) shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), to be issued upon the exercise of the Warrants (including any additional shares of Common Stock issuable upon exercise of the Warrants as a result of adjustments to the number of shares of Common Stock issuable under the Warrants in accordance with the terms thereof, the "WARRANT SHARES").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

        1.1 CERTAIN DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "AFFILIATE" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or

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cause the  direction of the  management  and  policies of such Person,  whether through the ownership of voting securities or by contract or otherwise.

        "AGREEMENT" shall have the meaning set forth in the preamble to this Purchase Agreement.

        "APPLICABLE PURCHASE PRICE" means, with respect to any applicable Closing, the Purchase Price to be paid at such Closing.

        "BUSINESS DAY" means any day other than Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

        "CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations, Powers, Preferences and Rights of Preferred Stock of the Company annexed as EXHIBIT A hereto.

        "CLOSING" means the Initial Closing and, in the event there is more than one closing, each Subsequent Closing unless otherwise specified.

        "COMMON STOCK" shall have the meaning set forth in the recitals to this Agreement.

        "COMPANY" shall have the meaning set forth in the preamble to this Agreement.

        "COMPANY SEC REPORTS" means the forms, reports and documents which are required to be filed with the SEC pursuant to the federal securities laws and the SEC rules and regulations thereunder.

        "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "EXECUTION DATE" means the date of this Agreement first written above.

        "GRISTEDES AGREEMENT" shall have the meaning set forth in the recitals to this Agreement.

        "HOLDER" means a holder of shares of Preferred Stock, as the context requires, as reflected in the stock books of the Company.

        "INITIAL CLOSING" shall have the meaning set forth in SECTION 2.2(A).

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                                                                              3


        "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, assets, properties, liabilities, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement, but shall exclude any changes, effects, events, circumstances, occurrences or states of facts: (i) in general economic, financial or market conditions; (ii) that directly arise out of or are directly attributable to the acts of the Purchaser and/or its Affiliates (other than as contemplated by this Agreement);
(iii) that generally  affect the industries in which the Company  operates;  or
(iv) that arise out of or are attributable to the identity of the Purchaser.

        "PER SHARE CONSIDERATION" shall have the meaning set forth in SECTION 2.1(B) hereof.

        "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity of any kind.

        "PREFERRED STOCK" shall have the meaning set forth in the recitals to this Agreement.

        "PURCHASE PRICE" shall have the meaning set forth in SECTION 2.1(B).

        "PURCHASER" shall have the meaning set forth in the preamble to this Agreement.

        "SEC" means the Securities and Exchange Commission.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "SHARES" shall have the meaning set forth in the recitals to this Agreement.

        "SUBSEQUENT  CLOSING"  shall  have the  meaning  set  forth in  SECTION
2.2(B).

        "TRANSACTION" shall have the meaning set forth in the recitals to this Agreement.

        "TRANSACTION DOCUMENTS" means this Agreement, the Certificate of Designations, the Warrant Certificate and all exhibits hereto and all other documents, instruments and writings required pursuant to this Agreement.

        "WARRANT CERTIFICATE" means the Warrant to Purchase Shares of Common Stock of the Company annexed as EXHIBIT B hereto.

        "WARRANTS" shall have the meaning set forth in the recitals to this Agreement.

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                                                                              4


        "WARRANT SHARES" shall have the meaning set forth in the recitals to this Agreement.

        "WARRANT  STRIP"  means a Warrant  initially  exercisable  to  purchase
0.7313  shares of Common  Stock,  and  corresponding  to one share of Preferred
Stock.


                                  ARTICLE II

               PURCHASE AND SALE OF CONVERTIBLE PREFERRED SHARES

        2.1     PURCHASE AND SALE; PURCHASE PRICE.

                (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, (i) up to Five Hundred Twenty-Five Thousand Three Hundred and Thirty-Four (525,334) Shares of Preferred Stock and (ii) a corresponding number of Warrant Strips. The Preferred Stock shall have the respective rights, preferences and privileges as set forth in the Certificate of Designations to be filed by the Company with the Secretary of State of the State of Delaware on or before the Execution Date. The Warrants shall have the respective rights, preferences and privileges as set forth in the Warrant Certificate.

                (b) The purchase price for each share of Preferred Stock and Warrant Strip shall be Seventy-Five Dollars ($75.00) (the "PER SHARE CONSIDERATION"), which shall be allocated between the Preferred Stock and the Warrant Strip in the following percentages: Preferred Stock (77.92%) and Warrant Strip (22.08%). The Per Share Consideration multiplied by the number of shares of Preferred Stock to be purchased by the Purchaser is referred to as the "PURCHASE PRICE".

        2.2     CLOSING; DELIVERY.

                (a) Subject to the terms and conditions set forth in this Agreement being satisfied, the initial closing of the Transaction shall take place at the offices of Paul, Weiss, Wharton, Rifkind & Garrison LLP, 1285 Avenue of the Americas, New York, NY, 10019-6064, at 10:00 a.m. local time, and shall take place simultaneously with the execution and delivery of this Agreement (which time and place are designated as the "INITIAL CLOSING"). At the Initial Closing, the Company shall issue and deliver to the Purchaser 173,334 shares of Preferred Stock and a Warrant initially exercisable for 126,759 shares of Common Stock, and the Purchaser shall deliver to the Company the Applicable Purchase Price in an aggregate amount equal to Thirteen Million and Fifty Dollars ($13,000,050.00).

                (b) Subsequent to the Initial Closing, the Purchaser shall at one or more subsequent Closings (each, a "SUBSEQUENT CLOSING") be required to purchase from time to time additional shares of Preferred Stock and a corresponding number of Warrant Strips; PROVIDED, HOWEVER, that in no event shall the Purchaser be required to purchase more than 525,334 Shares of Preferred Stock in the aggregate; PROVIDED, FURTHER, that in no event shall any Subsequent Closing occur after July 31, 2007. The purchase price for any Shares of Preferred Stock acquired subsequent to the Initial

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                                                                              5


Closing shall be equal to the Applicable Purchase Price. At least five (5) Business Days prior to each Subsequent Closing, the Company shall provide the Purchaser with written notice certifying that a Seller's Closing Notice (as defined in the Gristedes Agreement) has been received pursuant to the Gristedes Agreement and, based on the number of locations to be transferred pursuant to the Gristedes Agreement in connection with the delivery of such Seller's Closing Notice, specifying the number of Shares of Preferred Stock and the corresponding number of Warrant Strips to be issued and purchased at such Subsequent Closing and the amount of the Applicable Purchase Price.

                (c) At each Closing, including but not limited to the Initial Closing, the Company shall deliver to the Purchaser a certificate representing the Shares being purchased by the Purchaser at such Closing and the Purchaser shall deliver to the Company the Applicable Purchase Price by wire transfer of immediately available U.S. funds for the full amount of the Applicable Purchase Price.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        3.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Initial Closing:

                (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which the nature of the business conducted or property owned by the Company or such subsidiary makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Company SEC Reports, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

                (b) AUTHORIZATION, ENFORCEMENT. The Company has the requisite corporate power and authority to enter into this Agreement and each other Transaction Document and to consummate the transactions contemplated hereby and thereby and to otherwise carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company. Each of this Agreement and the other Transaction Documents has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or


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                                                                              6


similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                (c) CAPITALIZATION. SCHEDULE 3.1(C) sets forth a complete and accurate list of the authorized, issued and outstanding Equity Interests of the Company immediately prior to the Transaction. Except as set forth on
SCHEDULE 3.1(C), there are no shares of capital stock or other Equity Interests of the Company issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), stock appreciation rights, calls or commitments of any character whatsoever to which the Company is a party or may be bound requiring the issuance, sale or redemption or purchase of shares of any Equity Interests of the Company.

                (d) ISSUANCE OF SECURITIES. The Shares and Warrants have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. When issued in accordance with the terms hereof, the Shares and Warrants will be duly authorized, validly issued, fully paid and non-assessable, and, except pursuant to the Preemptive Rights Agreement, not subject to any preemptive rights.

                (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or
(iii) result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected. The business of the Company is not being conducted in violation of any material law, ordinance or regulation of any governmental authority.

                (f) CONSENTS AND APPROVALS. The Company is not required to obtain any material consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, except for the filing of the Certificate of Designations with respect to the Preferred Stock with the Secretary of State of the State of Delaware, which filing shall be effected on or before the Execution Date.

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                                                                              7


        3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

                (a) AUTHORITY. The Purchaser has the requisite power and authority to enter into this Agreement and any Transaction Document to which it is a party and to consummate the transactions contemplated hereby and thereby and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Shares and Warrants to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement and any Transaction Document to which it is a party has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

                (b) INVESTMENT INTENT. The Purchaser is acquiring the Shares and Warrants to be purchased by it hereunder, and will acquire the Shares and Warrants for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or Warrants, or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

                (c) EXPERIENCE OF PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares and Warrants to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

                (d) ACCESS TO INFORMATION. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and Warrants offered hereunder and the merits and risks of investing in such securities, (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares and Warrants and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

                (e) RELIANCE. The Purchaser understands and acknowledges that (i) the Shares and Warrants that are being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under SECTION 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the


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                                                                              8


Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.


                                  ARTICLE IV

                        OTHER AGREEMENTS OF THE PARTIES

        4.1 MANNER OF OFFERING. The Shares and Warrants are being issued pursuant to SECTION 4(2) of the Securities Act.

        4.2 BLUE SKY LAWS. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Shares and Warrants under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; PROVIDED, HOWEVER, that the Company and its subsidiaries shall not be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Shares and Warrants to the Purchaser.

        4.3 INTEGRATION. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in SECTION 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares and Warrants to the Purchaser.


                                   ARTICLE V

              CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT CLOSING

        The obligations of the Purchaser to purchase Shares and Warrants from the Company at the Initial Closing and any Subsequent Closing are subject to the fulfillment, on or before each such Closing, of each of the following conditions, unless otherwise waived:

        5.1     REPRESENTATIONS   AND  WARRANTIES.   The   representations  and
warranties of the Company contained in SECTION 3.1 shall be true and correct in all material respects as of such Closing.

        5.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

        5.3 COMPLIANCE CERTIFICATE. An officer of the Company shall deliver to the Purchaser at such Closing a certificate certifying that the conditions specified in SECTIONS 5.1 and 5.2 have been fulfilled.

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                                                                              9


        5.4 NO MATERIAL ADVERSE CHANGE. Since December 30, 2006, there shall not have occurred any event, development or circumstance that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect.

        5.5 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares and the Warrants pursuant to this Agreement shall be obtained and effective as of such Closing.


                                  ARTICLE VI

               CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

        The obligations of the Company to sell Shares and Warrants to the Purchaser at the Initial Closing and any Subsequent Closing are subject to the fulfillment, on or before each such Closing, of each of the following conditions, unless otherwise waived:

        6.1     REPRESENTATIONS   AND  WARRANTIES.   The   representations  and
warranties of the Purchaser contained in SECTION 3.2 shall be true and correct in all material respects as of such Closing.

        6.2 PERFORMANCE. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

        6.3 COMPLIANCE CERTIFICATE. An officer of the Purchaser shall deliver to the Company at such Closing a certificate certifying that the conditions specified in SECTIONS 6.1 and 6.2 have been fulfilled.

        6.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of such Closing.


                                  ARTICLE VII

                                   COVENANTS

        7.1 FURTHER ASSURANCES; COOPERATION. Each party hereto will, before, at, and after the applicable Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company or the Purchaser, and without further consideration, the Company will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company or the Purchaser may reasonably deem necessary or desirable in

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                                                                             10


order to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, the Shares and the Warrants.

        7.2 NO REPORTING OF ACCRUED AND UNPAID DIVIDENDS. The Company will not treat for United States federal income tax purposes the amount of any accrued and unpaid dividends that are added to the Liquidation Preference (as such term is defined in the Certificate of Designations) as a distribution under SECTION 301 or 305 of the United States Internal Revenue Code, as amended, and will not take any position for United States federal income tax purposes on any tax return or tax filing (including, without limitation, Internal Revenue Service Form 1099) that is inconsistent with this SECTION 7.2.

                                 ARTICLE VIII

                                  TERMINATION

        8.1 TERMINATION. Notwithstanding anything contained in this Agreement to the contrary, the obligation to perform the transactions contemplated by this Agreement may be terminated at any time after the Initial Closing (a) by the mutual consent of the Purchaser and the Company; (b) by the Purchaser in the event that any condition set forth in ARTICLE V shall not be satisfied and shall not be reasonably capable of being satisfied within ten
(10) days following the Purchaser's written notice to the Company of such failure; (c) by the Company in the event that any condition set forth in
ARTICLE VI shall not be satisfied and shall not be reasonably capable of being satisfied within ten (10) days following the Company's written notice to the Purchaser of such failure; (d) by the Purchaser if subsequent to the Initial Closing and prior to any Subsequent Closing, there has occurred any event, development or circumstance that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect; and (e) to the extent all or any portion of the Purchase Price has not been paid to the Company pursuant to ARTICLE II (and a corresponding number of Shares and Warrants has not been delivered to the Purchaser) as of July 31, 2007, by the Purchaser; PROVIDED, HOWEVER, that no party may terminate this Agreement pursuant to clause (b) or (c) if the failure of any such condition to be satisfied results from the breach by such party of this Agreement. If this Agreement is terminated pursuant to this ARTICLE VIII, all obligations of the parties under this Agreement to effect any Subsequent Closing shall be terminated without liability or penalty on the part of any party or its officers, directors or shareholders to any other party; PROVIDED, HOWEVER, that no such termination shall relieve any party from liability for damages resulting from any breach by such party of this Agreement or otherwise limit any remedy available to a party or parties on account of any such breach.


                                   ARTICLE IX

                                 MISCELLANEOUS

        9.1 FEES AND EXPENSES. Except as set forth in this Agreement, the Company shall pay the fees and expenses of one set of advisers, counsel, accountants and other experts for the Purchaser. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the Transactions contemplated by this Agreement or any other Transaction Document. The Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (a) the issuance and delivery of the Shares and Warrants,
(b) the exemption from registration of the Shares for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdictions, (c) the preparation of certificates for the Shares and Warrants (including, without limitation, printing and engraving thereof), and (d) all fees and expenses of counsel and accountants of the Company.

        9.2 ENTIRE AGREEMENT. This Agreement, together with all of the Exhibits annexed hereto, and any other Transaction Document contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

        9.3 NOTICES. Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be delivered personally to such party, or sent by facsimile transmission or overnight courier, in each case to the addresses or facsimile telephone numbers set forth as follows:

                       If to the Company:

                           Duane Reade Holdings, Inc.
                           440 Ninth Avenue
                           New York, NY 10001
                           Attn:  General Counsel
                           Fax:   (212) 594-0832

                       If to the Purchaser:

                           OHCP DR Co-Investors 2007, LLC
                           c/o Oak Hill Capital Partners, L.P.
                           717 Fifth Avenue, 12th Floor
                           New York, NY 10022
                           Attn:  John R. Monsky, Esq.
                           Fax:   (212) 527-8490

or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given on the day that it is so delivered personally or sent by facsimile transmission and the appropriate confirmation of successful transmission is received. If sent by overnight courier, notice shall be deemed to have been given the next Business Day after such communication is sent to the specified address. The Purchaser may change their address for notices by giving written notice of such change to the Company.

        9.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holders, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

        9.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        9.6 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES. This Agreement may not be assigned by either party, directly or indirectly, without the prior written consent of the other. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        9.7 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware without reference to conflict of law principles. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the State and/or Federal courts situated in the County and State of New York.

        9.8 WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION,
INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE COMPANY AND THE PURCHASER.

        9.9 SURVIVAL. The representations and warranties of the Company and the Purchaser contained in ARTICLE III and the agreements and covenants of the parties contained in ARTICLES V, VI and this ARTICLE IX shall survive the Closing.

        9.10 COUNTERPART SIGNATURES. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

        9.11 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.


                                          COMPANY:

                                          DUANE READE HOLDINGS, INC.


                                          By: /s/ Michelle D. Bergam
                                              -----------------------------
                                              Name:  Michelle D. Bergman
                                              Title: Senior Vice President
                                                     and General Counsel



                                          PURCHASER:

                                          OHCP DR CO-INVESTORS 2007, LLC

                                          By:  OHCP Gen Par, L.P.,
                                               its Managing Member

                                               By:  OHCP MGP, LLC,
                                                    its General Partner


                                               By: /s/ John R. Monsky
                                                   ------------------------
                                                   Name:  John R. Monsky
                                                   Title: Partner and General
                                                          Legal Counsel

                                                                SCHEDULE 3.1(C)
                                                                ---------------


                              Equity Interests of
                           Duane Reade Holdings, Inc.
                           --------------------------


                                                 ISSUED AND
EQUITY INTEREST            AUTHORIZED            OUTSTANDING         RESERVED
---------------            ----------            -----------         --------

Common Stock                3,050,000           2,594,977.22                0
Preferred Stock                50,000                      0                0
Phantom Stock                       -                      -           23,738
Options                             -                      -          370,293

                                                                      EXHIBIT A
                                                                      ---------


         Certificate of Designations, Powers, Preferences and Rights of

                      Series a Redeemable Preferred Stock
                      -----------------------------------

                                   [Attached]

                                                                      EXHIBIT B
                                                                      ---------


                              Warrant to Purchase

                             Shares of Common Stock
                             ----------------------

                                   [Attached]